UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
___________________________________________________

FORM 8-K
___________________________________________________
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported) October 30, 2018
___________________________________________________
Bandwidth Inc.
(Exact name of registrant as specified in its charter)
___________________________________________________

Delaware	001-38285	56-2242657
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

900 Main Campus Drive Raleigh, NC	27606
(Address of principal executive offices)	(Zip Code)
(800) 808-5150
Registrant’s telephone number, including area code
Not Applicable
(Former name or former address, if changed since last report.)
___________________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
   ☐

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
On October 30, 2018, Bandwidth Inc. (the “Company”) announced the resignation of its co-founder and director, Henry R. Kaestner, effective as of October 30, 2018.
The Company also announced that the Board of Directors (the “Board”) appointed Luke Roush to fill the vacancy resulting from Mr. Kaestner’s resignation, effective as of October 30, 2018. Mr. Roush will serve as a Class I Director and will serve until the 2021 annual meeting of the Company’s stockholders. Mr. Roush will also serve on the Board’s Audit Committee and Compensation Committee.
Mr. Roush co-founded Sovereign’s Capital in 2012 and is a Managing Partner for Sovereign’s Capital. Prior to Sovereign’s Capital, Mr. Roush served as Vice President for Sales, Marketing, and Business Development at TransEnterix, a medical device company that developed and commercialized a minimally invasive surgical system in the United States, Europe, and Asia. Prior to joining TransEnterix, Mr. Roush served as Chief Operating Officer at Liquidia Technologies, a nanotechnology company focused on biopharmaceutical applications. Mr. Roush previously served as global marketing manager for the neurovascular stroke business at Boston Scientific. Mr. Roush graduated summa cum laude from Duke University, and later earned his MBA from The Fuqua School of Business.
Mr. Roush will receive the standard compensation provided to the Company’s independent directors. Mr. Roush will receive the following compensation in connection with his service on the Board:
• an annual retainer of $50,000 for service as a Board member;
• an annual retainer of $5,000 for service as an Audit Committee member; and
• an annual retainer of $2,500 for service as a Compensation Committee member.
The Company also provides that each of the Company’s independent directors, on an annual basis, will be granted restricted stock units having a grant date value of $75,000. Mr. Roush was awarded 378 restricted stock units, which represents a pro-rated grant date value of $18,750.00 for the year ending December 31, 2018. The grant will vest on December 31, 2018, subject to Mr. Roush’s continued service as a director.
In addition, Mr. Roush and the Company will enter into the Company’s standard indemnification agreement, the terms of which are described in the Company’s Registration Statement on Form S-1 (File No. 333-220945) (the “Registration Statement”) and a form of such agreement was filed as Exhibit 10.2 to the Registration Statement.
Effective as of October 30, 2018, the Board’s Audit Committee consists of Brian D. Bailey, Luke Roush, and Douglas A. Suriano.
Effective as of October 30, 2018, the Board’s Compensation Committee consists of Brian D. Bailey, Luke Roush, and Douglas A. Suriano.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
99.1	Bandwidth Inc. press release, dated October 30, 2018

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BANDWIDTH INC.

Date: October 30, 2018	By:	/s/ Jeffrey A. Hoffman
	Name:	Jeffrey A. Hoffman
	Title:	Chief Financial Officer